2002 Semiannual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS THE ROYCE FUNDS

ROYCE VALUE FUND
ROYCE VALUE PLUS FUND
ROYCE TECHNOLOGY VALUE FUND

SEMIANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2
PERFORMANCE AND PORTFOLIO REVIEWS	4
SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS	10
POSTSCRIPT: STUPID CEO TRICKS	18

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

DECLINE AND FALL
          Enron, Kmart, WorldCom, Xerox … the list of recently fallen giants runs on and on. Their decline has shaken the equity world, creating the perception of a stock market in ruins, a once proud and vital institution reduced to rubble by greed and chicanery. If 2000’s bursting dot.com bubble was not painful enough for investors, the latest round of accounting scandals is surely making the pain (and losses) worse. In addition, a near-dearth of capital spending on technology is exacerbating the market’s woes. It should be noted that as recently as March, the situation looked far brighter to us, and until the news of the Enron disaster broke, a mood of guarded optimism had slowly begun to assert itself. The market’s gradual rebound seemed to be signalling the end of what would be a brief, relatively benign recession. While no one was predicting a return to the juiced-up returns of the mid-to-late ‘90s, many investors felt it was safe to go back into the market. As dramatic and significant as the Enron affair has been, it initially looked to be anomalous as well. Unfortunately, the advent of spring brought a seemingly endless stream of continued bad news about shady accounting, dire conflicts of interest and a dismal earnings picture. Each new development served to further erode an increasingly fragile sense of investor confidence. By May, the market, including many value-oriented stocks, was as firmly in the grip of the bear’s maw as it had been since the downturn first began in March of 2000.
          However, as the English historian Sir Edward Gibbon observed of the Roman Empire, it is easier to deplore the fate of the American stock market than to describe its actual condition. The question of the validity of equity investing persists today with at least as much stubbornness as did the notion three years ago that down markets were a thing of the past. Each view reflects more emotion than reason, though a rational perspective is at no time more necessary than the present, when so many investors are caught in feelings of despair and lethargy. Some justification exists for this pessimism. We believe that the closest analogue to the current period was the collapse of the “Nifty Fifty” (along with much of the rest of the market) in 1973-4. That downturn was also characterized by slumping cap-weighted indices, and was marked by a duration and severity that left many investors looking elsewhere for investment options. Although for very different reasons, such as Watergate, the oil embargo and a sluggish economy, it also occurred during an uneasy cultural moment.
          To the current bear market, one can add a weakening dollar, ongoing violence in the Mid- East and domestic fears of further terrorist attacks to the negative side of the ledger. On the positive side, there has been stronger-than-expected consumer confidence and a productive economy, both of which indicate that the recession might be over. This is complicated by the fact that, historically, the market leads the economy and not the other way around, yet the market continues to insist on trending downward. We would like to advance the thesis here that, although stocks as a whole are not doing great, we believe that the market is never more ready for a turnaround than when investors appear to have given up on it.
          In many ways, the ongoing correction, while definitely unpleasant, has historical precedent — specifically the bear market of ‘73-4 that we mentioned earlier. However, the perception of a stock market nearing ruin remains stronger than what we see as the reality. As a check, our best recourse is to look at what has happened historically. While granting that every bubble blows up in its own particularly miserable way, we feel that the past remains the best tool available with which to analyze the market’s future.
          We are now emerging from a period where the S&P 500’s four-year cumulative total return was -8.0% for the period ended 6/30/02. A four-year loss for the S&P 500 has not happened since 1975, when it was followed by a six-year period of solid average annual total returns. In attempting to look ahead to the next three to five years, our sense is that overall total equity returns should be positive. No one, of course, can predict the bottom, but we would not be shocked if it arrived before the end of the year. With equal doses of hope and caution, we are prepared to raise the bullish flag for equities a little higher.
          In the meantime, we are seeing what we regard as terrific opportunities in the current market. The one advantage of bear markets for value investors (even those bear periods in which value stocks perform well) has been the ample supply of beaten-up companies. Our task is to sort through those industries that have been punished and

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

find what we think are well-managed, financially strong businesses. We then hold on and wait patiently for bad fortune to reverse itself, helped along by good management and successful business practices.
It often requires years, but we believe that a good business should always be worth what we invest in terms of both money and time. Rome was not built in a day, and neither is a solid mutual fund portfolio.
In the months to come, small-cap value investing may be facing a curtain call in terms of market leadership. The style has recently seen its first sustained correction since the current market cycle began in March of 2000. We think that small-cap value can continue to do well, especially if volatility remains high, and still believe that the current decade is likely to see higher returns for small-cap than for large-cap stocks. Interestingly, the recent round of accounting scandals may actually help small-cap relative outperformance. Small-cap companies are typically involved in a single line of business. This makes their accounting simpler, easier to grasp and more transparent than their larger counterparts. However, it’s not unreasonable to expect our approach to lag a bit	(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce
in any substantial rally, as it has occasionally done in the past. Our guess is that no style or asset class — value or growth, large or small — will dominate over the next three to five years, a period which we still see as having low, but positive average annual total returns for most of the market in general. We are content with this possibility and ultimately see good things for equity investors.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2002

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements within this report regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2002 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. The S&P 500 and Russell 2000 are unmanaged indices of domestic common stocks.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 3

ROYCE VALUE FUND

Average Annual Total Returns	Through 6/30/02	Portfolio Diagnostics

January — June *	-16.81%	Median Market Capitalization	$892 million
One-Year	-4.65	Weighted Average P/B Ratio	1.5x
Since Inception (6/14/01)	-0.80	Weighted Average Yield	0.3%
* Not annualized.		Number of Holdings	42
		Net Assets	$1.3 million

MANAGER’S DISCUSSION

We were very disappointed with the Fund’s first-half performance. Royce Value Fund (RVV) lost 16.8% in the first half, trailing its small-cap benchmark, the Russell 2000, which lost 4.7% for the same period. The one-year news was slightly better. The Fund outperformed the Russell 2000 for the one-year period ended 6/30/02, losing 4.7% versus a decline of 8.6% for the benchmark. RVV also beat the Russell 2000 for the since-inception (6/14/01) period ended 6/30/02. Its average annual total return for the period was -0.8% versus -5.1% for the benchmark.

One need look no further than the Fund’s portfolio holdings in the Technology sector to see the source of recent absolute and relative performance woes. Our initial thought was that post-9/11 market lows would mark the beginning of the end of the bear market that began in March of 2000. Consequently, we decided to hold onto or, in some cases, add to existing positions in technology companies, believing that the bottom would arrive some time late last year to be followed by a tech rebound. At first, it appeared that we might be correct: 2001’s fourth-quarter rally made technology issues the Fund’s best performers for that calendar year. This year’s first quarter saw gains slow to a far more sluggish pace, but what happened next, while not shocking, was certainly unexpected — equities of all kinds began to feel the sharp bite of a bear who suddenly showed no sign of leaving the market alone. The price for our misjudgment was ongoing poor performance for the Fund’s largest sector.

However, we think that the down market has continued to create terrific opportunities to buy near the bottom of the business cycle for many technology issues. While we do not expect the market to be as tech-crazed as it was in the late ‘90s, we do believe in the ongoing importance of technology, and that many good businesses have been driven to lows that are as hard to justify as their previous highs. For example, the price of technology and business consultant Perot Systems began to stall in January then plunged in May after the company was accused of price manipulations in the California energy market. Our sense is that the firm will survive the imbroglio and resume its place as a leader and innovator in its field, so we continue to hold a good-sized position.

We believe that the Fund’s holdings in more traditional cyclical industries, along with its exposure to currently depressed industries in health and technology can provide solid long-term average annual total returns.

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets	Sector Breakdown	% of Net Assets

Cornell Companies	5.3%	Technology	43.0%
The Boyds Collection	5.2	Natural Resources	15.3
Tom Brown	4.3	Health	14.4
Gene Logic	4.2	Industrial Services	8.0
Universal Compression Holdings	4.0	Financial Intermediaries	5.8
Autodesk	3.5	Industrial Products	5.5
Argonaut Group	3.4	Consumer Products	5.2
Cabot Microelectronics	3.2	Financial Services	2.2
Syntel	3.2	Cash & Cash Equivalents	0.6
Varian Medical Systems	3.1

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/02		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/02

Big Lots	$31,876	Time Warner Telecom Cl. A	$41,600
Cornell Companies	30,958	Allegiance Telecom	37,557
Universal Compression Holdings	13,467	E*TRADE Group	31,327
Tom Brown	8,979	Macromedia	30,176
EGL	8,620	AES Corporation	22,160

Big Lots — In contrast to its merchandise, the stock price of this close-out retailer climbed steadily during the first half as growing sales and glowing Wall Street reviews proved to be a winning combination. We sold our shares in June.

Cornell Companies — We first bought shares in February of this provider of privatized correctional, detention and pre-release services to governmental agencies following a precipitous decline in its business and its stock price. We like its disciplined management, so we are holding on to a large position.

Time Warner Telecom — We think that this well-managed firm can benefit once its industry recovers from the worst-ever downturn in telecom history, so we are holding on and keeping our hopes up.

Allegiance Telecom — Some recent operational difficulties and one of the worst-ever markets for telecommunications stocks were more than enough for the price of this telecommunications service provider to small- and mid-sized businesses to ring up consistent drops. We are hopeful for a turnaround.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 5

ROYCE VALUE PLUS FUND

Average Annual Total Returns	Through 6/30/02	Portfolio Diagnostics

January — June *	-2.18%	Median Market Capitalization	$323 million
One-Year	12.74	Weighted Average P/B Ratio	1.6x
Since Inception (6/14/01)	17.97	Weighted Average Yield	0.1%
* Not annualized.		Number of Holdings	63
		Net Assets	$4.8 million

MANAGER’S DISCUSSION

First half results were decidedly mixed for Royce Value Plus Fund (RVP). On the one hand, the Fund performed relatively well, outpacing its small-cap benchmark, the Russell 2000 for the year-to-date period ended 6/30/02 with a loss of 2.2% versus a loss of 4.7% for the Russell 2000. On the other hand, we would like to have seen a stronger absolute return for the Fund, although we are pleased with the Fund’s longer-term performance. Its one-year average annual total return for the period ended 6/30/02 was 12.7%, well ahead of the Russell 2000’s decline of 8.6% for the same period. In addition, the Fund’s average annual total return for the since-inception (6/14/01) period ended 6/30/02 was 18.0% versus -5.1% for its benchmark.

Holdings in the Health sector, specifically in the drugs and biotech industry, saw the largest net losses. One reason for the industry’s second-quarter struggles was the ongoing absence of a director at the Food and Drug Administration, which has been making it even more difficult than usual for companies to receive approvals for new drugs and treatments. Situations like this help to explain the critical need for patience when investing in health-related companies, as frequent delays in bringing products and services to market are common. We believe that several strong niche businesses have been punished in the bear market, creating what we feel are attractive opportunities both to build existing positions and invest in new companies.

Technology, the Fund’s largest sector, also posted large net losses, primarily due to ongoing problems in the telecommunications and components and systems industries. The bulk of RVP’s technology companies are in commodity-based, volume-oriented businesses, as opposed to tech firms that seek to provide breakthrough products and services. Investing in these kinds of businesses exposes us to risk, but we believe that the potential upside rewards of value-oriented technology investments makes such risks worth taking. Patience is also crucial because it can take years for businesses to turn around. Our view is that companies will gradually begin to spend more on technology, and this could lead to a broader rebound for some of tech’s most troubled areas. We are thus content to maintain a relatively large weighting in technology issues.

Our confidence in the Fund’s long-term performance potential is bolstered both by holdings in these areas and in more traditional cyclical areas that performed well in the first half such as precious metals companies and retail stocks.

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets	Sector Breakdown	% of Net Assets

Meridian Gold	3.3%	Technology	30.2%
Antigenics	3.0	Health	20.9
Nu Skin Enterprises Cl. A	3.0	Natural Resources	16.1
Somera Communications	2.9	Industrial Services	5.4
VIVUS	2.8	Consumer Services	3.0
Input/Output	2.8	Industrial Products	2.2
Glamis Gold	2.7	Financial Services	2.0
Gene Logic	2.7	Financial Intermediaries	0.6
Lightspan	2.7	Miscellaneous	4.9
Cornell Companies	2.4	Cash & Cash Equivalents	14.7

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/02		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/02

Glamis Gold	$62,717	Lexicon Genetics	$82,153
Nu Skin Enterprises Cl. A	51,663	Emisphere Technologies	74,373
United Online	45,298	Perot Systems Cl. A	49,724
Lightspan	38,737	DUSA Pharmaceuticals	39,285
INT Media Group	38,310	Bruker Daltonics	36,649

Glamis Gold — A near-20-year downward trend in commodity prices began to reverse itself this year, and this well-managed firm engaged in the exploration, development and extraction of precious metals was a shining beneficiary. We continue to hold a large position.

Nu Skin Enterprises — Investors seemed to find the combination of growing business and strong earnings particularly delicious, as the price of this personal care and nutritional product maker rose steadily in the first half. We first bought shares in March and are happy to hold on for now because we think that this well-managed firm still has room to grow.	Lexicon Genetics — The stock price of this biopharmaceutical company has been falling since January. The firm specializes in what it calls gene knockout technology, which is designed to discover the physiological functions and medical uses of genes. We like the growth potential of its business and the fact that it has nearly $3 in cash per share, so we built our stake throughout the first half.
		Emisphere Technologies — We think very highly of this biopharmaceutical firm that develops pill and liquid forms of injectable drugs, in spite of the recent decline in the stock’s price following the late-stage failure of an oral version of a blood-thinning drug. We increased our position in the first half.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 7

ROYCE TECHNOLOGY VALUE FUND

Cumulative Total Returns	Through 6/30/02	Portfolio Diagnostics

January — June *	-12.20%	Median Market Capitalization	$354 million
Since Inception (12/31/01)	-12.20	Weighted Average P/B Ratio	1.3x
		Weighted Average Yield	0.0%
		Number of Holdings	43
		Net Assets	$3.2 million

MANAGER’S DISCUSSION

The opening performance period for Royce Technology Value Fund (RTV), while not quite ideal, was not too far afield of what we might have expected from a Fund that invests primarily in one of the stock market’s most volatile sectors. The Fund was down 12.2% for the year-to-date period ended 6/30/02, which coincided with the Fund’s since inception (12/31/01) performance period. RTV outperformed both the Nasdaq Composite, which lost 25.0%, and the Russell 2000 Technology index, which fell 36.1%, for the same period.

In choosing holdings for the Fund’s portfolio, portfolio manager Jonathan Cohen looks for technology companies with what he believes are strong balance sheets and the ability to generate free cash flow. However, this more conservative value approach does not ensure that the Fund will be immune from the gyrations that often affect technology issues. RTV’s opening performance period certainly provided ample evidence that even financially solid businesses are subject to the extremes of market volatility. The bear market that began in March of 2000 continues to be especially unkind to technology companies of all stripes. Thus, many of the Fund’s holdings in broadly based areas such as software, Internet services and telecommunications found themselves with plummeting stock prices.

As of this writing, the bottom to the bear market has probably not yet been reached. Prices continue to fall while the overall economic news remains mixed at best. This helps to explain the Fund’s somewhat large cash position. While values in technology exist in the current market, volatility is high enough to merit a cautious buying strategy, which is consistent with the Fund’s overall value approach. We tend to avoid more risky and speculative technologies, looking instead for proven, more robust businesses that are run by experienced and seasoned management teams. In our view, a resumption in technology spending by the corporate world is likely to be conservative to the extent that companies will return to businesses and/or products and services that they have used in the past. This could potentially benefit certain portfolio holdings, as we think that many represent the kind of stable companies with compelling technologies that the market may favor in an industry rebound.

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets	Sector Breakdown	% of Net Assets

United Online	5.7%	Technology	63.9%
LendingTree	4.8	Financial Services	4.8
SilverStream Software	4.8	Financial Intermediaries	4.3
CyberSource Corporation	4.0	Industrial Services	2.6
Register.com	3.6	Consumer Services	1.2
TALK America Holdings	2.6	Cash & Cash Equivalents	23.2
E*TRADE Group	2.6
Sonus Networks	2.6
Iomega Corporation	2.4
American Power Conversion	2.4

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Through 6/30/02		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Through 6/30/02

United Online	$110,145	Adaptec	$69,064
SliverStream Software	62,520	ILOG ADR	56,326
LendingTree	58,774	Indus International	54,991
TALK America Holdings	55,600	Macromedia	51,285
CyberSource Corporation	18,832	Allegiance Telecom	49,013

United Online — The Fund’s top holding, this Internet Service Provider benefited from much better than expected operating results (including positive cash flows), which pushed its price up throughout the first half. We like its strong balance sheet and high cash reserves.

SliverStream Software — We first bought this small enterprise software company based on the strength of its balance sheet and a core business that was doing reasonably well in a poor technology market. In early June, its price surged on the announcement that the firm would be acquired by Novell.	Adaptec — A company that specializes in the storage, movement and protection of digital content, its stock price fell victim both to delays in bringing new products to market and to the overall dearth in technology spending. We like the company’s management, its balance sheet and its niche business, so we are content to hold on for now.

		ILOG — This specialty software component supplier struggled in the bear market. We think that the firm’s impressive storehouse of code and its low price make it worth holding on to as we wait for corporate spending on technology to resume.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 9

SCHEDULES OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

ROYCE VALUE FUND

COMMON STOCKS – 99.4%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 5.2%			Oil and Gas - 4.3%
Collectibles - 5.2%			† Tom Brown [a]	2,000	$56,700
The Boyds Collection [a]	11,000	$69,190
			Precious Metals and Mining - 1.6%
Total (Cost $74,646)		69,190	Apex Silver Mines [a]	1,500	21,750

			Total (Cost $171,399)		202,948
Financial Intermediaries – 5.8%
Insurance - 3.4%
Argonaut Group	2,100	44,982	Technology – 43.0%
			Components and Systems - 5.5%
Securities Brokers - 2.4%			American Power Conversion [a]	2,000	25,260
E*TRADE Group [a]	6,000	32,760	REMEC [a]	2,500	14,025
			Symbol Technologies	4,000	34,000
Total (Cost $85,960)		77,742
					73,285

Financial Services – 2.2%			Distribution - 1.7%
Information and Processing - 2.2%			Avnet [a]	1,000	21,990
† FactSet Research Systems	1,000	29,770
			Internet Software and Services - 4.4%
Total (Cost $28,410)		29,770	CNET Networks [a]	3,000	5,970
			† EarthLink [a]	5,200	34,476
			INT Media Group [a]	5,000	9,900
Health – 14.4%			RealNetworks [a]	2,000	8,140
Commercial Services - 4.9%
Perrigo [a]	3,100	40,300			58,486
Quintiles Transnational [a]	2,000	24,980
			IT Services - 10.4%
		65,280	CIBER [a]	5,000	36,250
			Forrester Research [a]	2,000	38,798
			Perot Systems Cl. A [a]	2,000	21,780
Drugs and Biotech - 6.4%			Syntel [a]	3,400	42,024
Antigenics [a]	2,000	19,700
† Applera Corporation-Applied Biosystems					138,852
Group	500	9,745
† Gene Logic [a]	4,000	56,000	Semiconductors and Equipment - 11.5%
			† Cabot Microelectronics [a]	1,000	43,160
		85,445	Entegris [a]	2,000	29,200
			Exar [a]	1,000	19,720
Surgical Products and Devices - 3.1%			† Lattice Semiconductor [a]	3,000	26,220
Varian Medical Systems [a]	1,000	40,550	Mentor Graphics [a]	2,400	34,128

Total (Cost $193,115)		191,275			152,428

			Software - 5.5%
Industrial Products – 5.5%			† Autodesk	3,500	46,375
Machinery - 2.7%			† Macromedia [a]	3,000	26,610
Coherent [a]	1,200	35,988
					72,985
Other Industrial Products - 2.8%
Diebold	1,000	37,240	Telecommunication - 4.0%
			Allegiance Telecom [a]	6,400	11,712
Total (Cost $75,907)		73,228	† Scientific-Atlanta	2,000	32,900
			Time Warner Telecom Cl. A [a]	5,000	8,400

Industrial Services – 8.0%					53,012
Commercial Services - 7.0%
† Cornell Companies [a]	6,000	71,100	Total (Cost $711,098)		571,038
TMP Worldwide [a]	1,000	21,500

		92,600	TOTAL COMMON STOCKS
			(Cost $1,430,072)		1,321,359
Transportation and Logistics - 1.0%
EGL [a]	800	13,568
			TOTAL INVESTMENTS – 99.4%
Total (Cost $89,537)		106,168	(Cost $1,430,072)		1,321,359
			CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.6%		7,891
Natural Resources – 15.3%
Energy Services - 9.4%
Helmerich & Payne	1,000	35,720	NET ASSETS – 100.0%		$1,329,250
Input/Output [a]	4,000	36,000
† Universal Compression Holdings [a]	2,200	52,778

		124,498

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

ROYCE VALUE PLUS FUND

COMMON STOCKS – 85.3%
	SHARES	VALUE		SHARES	VALUE
Consumer Services – 3.0%			Oil and Gas - 1.5%
Direct Marketing - 3.0%			† Unit Corporation [a]	4,000	$69,400
† Nu Skin Enterprises Cl. A	10,000	$145,500
			Precious Metals and Mining - 9.4%
Total (Cost $93,837)		145,500	Apex Silver Mines [a]	3,600	52,200
			† Glamis Gold [a]	15,000	131,850
			† Gold Fields ADR [b]	10,000	112,200
Financial Intermediaries – 0.6%			† Meridian Gold [a]	10,000	160,500
Securities Brokers - 0.6%
E*TRADE Group [a]	5,500	30,030			456,750

Total (Cost $36,622)		30,030	Total (Cost $633,889)		779,598

Financial Services – 2.0%			Technology – 30.2%
Investment Management - 2.0%			Components and Systems - 6.2%
† U.S. Global Investors Cl. A [a]	50,000	100,000	DuraSwitch Industries [a]	7,000	53,270
			Excel Technology [a]	3,000	63,000
Total (Cost $96,201)		100,000	PC-Tel [a]	5,000	33,845
			Performance Technologies [a]	10,000	66,300
			Read-Rite [a]	5,000	2,400
Health – 20.9%			REMEC [a]	15,000	84,150
Commercial Services - 2.0%
Perrigo [a]	7,500	97,500			302,965

Drugs and Biotech - 15.9%			Distribution - 1.4%
Antigenics [a]	15,000	147,750	Daisytek International [a]	4,000	67,840
Biopure Corporation Cl. A [a]	5,000	38,250
† CIMA Labs [a]	3,000	72,360	Internet Software and Services - 6.0%
Discovery Partners International [a]	10,000	65,600	CryptoLogic [a]	2,000	17,540
DUSA Pharmaceuticals [a]	15,900	46,110	CyberSource Corporation [a]	15,000	34,800
Emisphere Technologies [a]	5,000	20,950	† EarthLink [a]	10,200	67,626
Gene Logic [a]	9,400	131,600	INT Media Group [a]	32,100	63,558
Lexicon Genetics [a]	20,400	99,736	RealNetworks [a]	7,500	30,525
VIVUS [a]	20,000	135,400	Register.com [a]	10,000	76,200
Zila [a]	10,000	10,100
					290,249
		767,856
			IT Services - 5.4%
Health Services - 1.9%			† Analysts International [a]	15,000	63,750
† Covance [a]	5,000	93,750	Perot Systems Cl. A [a]	10,100	109,989
			Syntel [a]	7,000	86,520
Surgical Products and Devices - 1.1%
VISX [a]	5,000	54,500			260,259

Total (Cost $1,220,799)		1,013,606	Semiconductors and Equipment - 2.2%
			DSP Group [a]	1,000	19,600
			Electroglas [a]	2,000	20,000
Industrial Products – 2.2%			Exar [a]	1,000	19,720
Other Industrial Products - 2.2%			Semitool [a]	2,700	22,032
Wescast Industries Cl. A	3,000	106,200	TTM Technologies [a]	5,000	26,200

Total (Cost $94,676)		106,200			107,552

			Software - 3.9%
Industrial Services – 5.4%			† Lightspan [a]	75,000	130,500
Commercial Services - 3.8%			Transaction Systems Architects Cl. A [a]	5,000	58,800
Cornell Companies [a]	10,000	118,500
Exponent [a]	4,000	51,640			189,300
New Horizons Worldwide [a]	1,200	12,228
			Telecommunication - 5.1%
		182,368	Allegiance Telecom [a]	10,000	18,300
			Somera Communications [a]	20,000	142,800
Food/Tobacco Processors - 1.6%			ViaSat [a]	10,000	84,300
Midwest Grain Products	6,000	77,940
					245,400
Total (Cost $232,225)		260,308
			Total (Cost $1,606,522)		1,463,565

Natural Resources – 16.1%
Energy Services - 5.2%			Miscellaneous – 4.9%
Dril-Quip [a]	600	14,970	Total (Cost $306,829)		239,147
Input/Output [a]	15,000	135,000
Peerless Mfg. [a]	2,000	33,998
Precision Drilling [a]	2,000	69,480	TOTAL COMMON STOCKS
			(Cost $4,321,600)		4,137,954
		253,448

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 11

SCHEDULES OF INVESTMENTS		JUNE 30, 2002 (UNAUDITED)

ROYCE VALUE PLUS FUND (continued)		ROYCE TECHNOLOGY VALUE FUND

		COMMON STOCKS – 76.8%
	VALUE			SHARES	VALUE
REPURCHASE AGREEMENT – 14.3%		Consumer Services – 1.2%
State Street Bank & Trust Company,		Leisure/Entertainment - 1.2%
1.00% dated 6/28/02, due 7/1/02,		†	Ticketmaster Cl. B [a]	2,000	$37,420
maturity value $694,058
(collateralized by U.S. Treasury Bonds,		Total (Cost $44,744)			37,420
8.875% due 8/15/17,
valued at $711,721)
(Cost $694,000)	$694,000	Financial Intermediaries – 4.3%
		Banking - 0.7%
		†	NetBank [a]	2,000	23,300
TOTAL INVESTMENTS – 99.6%
(Cost $5,015,600)	4,831,954	Securities Brokers - 3.6%
		†	E*TRADE Group [a]	15,000	81,900
CASH AND OTHER ASSETS		†	SoundView Technology Group [a]	18,000	30,600
LESS LIABILITIES – 0.4%	17,332
					112,500

NET ASSETS – 100.0%	$4,849,286	Total (Cost $198,669)			135,800

		Financial Services – 4.8%
		Other Financial Services - 4.8%
		†	LendingTree [a]	12,000	152,520

		Total (Cost $93,746)			152,520

		Industrial Services – 2.6%
		Commercial Services - 2.6%
		†	Convergys Corporation [a]	1,500	29,220
		†	Metro One Telecommunications [a]	3,500	48,860
		†	PartsBase [a]	5,000	6,100

		Total (Cost $134,110)			84,180

		Technology – 63.9%
		Components and Systems - 10.0%
		†	Adaptec [a]	9,000	71,010
		†	Alliance Fiber Optic Products [a]	5,400	3,834
		†	American Power Conversion [a]	6,000	75,780
		†	Extreme Networks [a]	2,500	25,225
		†	Iomega Corporation [a]	6,000	77,100
		†	Kronos [a]	1,000	30,489
		†	Western Digital [a]	10,000	32,500

					315,938

		Distribution - 1.2%
		†	CompuCom Systems [a]	10,000	38,800

		Internet Software and Services - 30.0%
		†	CryptoLogic [a]	8,000	70,160
		†	CyberSource Corporation [a]	55,000	127,600
		†	DoubleClick [a]	9,000	65,250
		†	EarthLink [a]	5,000	33,150
		†	FairMarket [a]	17,000	23,290
		†	INT Media Group [a]	25,000	49,500
		†	Jacada [a]	30,000	72,000
		†	Liquid Audio [a]	2,000	4,900
		†	Priceline.com [a]	20,000	55,800
		†	Register.com [a]	15,000	114,300
		†	SilverStream Software [a]	17,000	151,980
		†	United Online [a]	15,000	180,300

					948,230

		IT Services - 1.7%
		†	Unisys Corporation [a]	6,000	54,000

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS				JUNE 30, 2002 (UNAUDITED)

ROYCE TECHNOLOGY VALUE FUND (continued)

		SHARES	VALUE		VALUE
Technology (continued)				TOTAL COMMON STOCKS
Semiconductors and Equipment - 2.6%				(Cost $2,815,469)	$2,429,228
†	Alvarion [a]	15,000	$27,600
†	Artisan Components [a]	1,000	9,000
†	Emulex [a]	2,000	45,020	REPURCHASE AGREEMENT – 23.7%
				State Street Bank & Trust Company,
			81,620	1.00% dated 6/28/02, due 7/1/02,
				maturity value $748,062
Software - 6.4%				(collateralized by U.S. Treasury Bonds,
†	J. D. Edwards & Company [a]	5,000	60,750	8.875% due 8/15/17, valued at $767,000)
†	ILOG ADR [a,b]	7,000	39,550	(Cost $748,000)	748,000
†	Indus International [a]	20,000	47,800
†	Macromedia [a]	5,000	44,350
†	Radview Software [a]	38,000	9,500	TOTAL INVESTMENTS – 100.5%
				(Cost $3,563,469)	3,177,228
			201,950

Telecommunication - 12.0%				LIABILITIES LESS CASH
†	Allegiance Telecom [a]	35,000	64,050	AND OTHER ASSETS – (0.5)%	(16,422)
†	Net2Phone [a]	12,000	51,240
†	PanAmSat [a]	1,500	33,900
†	Sonus Networks [a]	40,000	80,800	NET ASSETS – 100.0%	$3,160,806
†	TALK America Holdings [a]	20,000	82,600
†	West Corporation [a]	3,000	66,180

			378,770

Total (Cost $2,344,200)			2,019,308

[a]	Non-income producing.
[b]	American Depository Receipt.
†	New additions in 2002.
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2002 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 13

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2002 (UNAUDITED)

	Royce	Royce Value	Royce Technology
	Value Fund	Plus Fund	Value Fund

ASSETS:
Investments at value*	$1,321,359	$4,137,954	$2,429,228
Repurchase agreements (at cost and value)	–	694,000	748,000
Cash	10,534	135	633
Receivable for capital shares sold	118	22,956	10,819
Receivable for dividends and interest	–	58	62
Prepaid expenses and other assets	1	2	–

Total Assets	1,332,012	4,855,105	3,188,742

LIABILITIES:
Payable for investments purchased	–	–	22,450
Payable for investment advisory fees	–	2,163	2,282
Accrued expenses	2,762	3,656	3,204

Total Liabilities	2,762	5,819	27,936

Net Assets	$1,329,250	$4,849,286	$3,160,806

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(9,800)	$(28,949)	$(25,609)
Accumulated net realized gain on investments	89,664	356,657	510
Net unrealized appreciation (depreciation) on investments	(108,713)	(183,646)	(386,241)
Capital shares	271	830	720
Additional paid-in capital	1,357,828	4,704,394	3,571,426

Net Assets	$1,329,250	$4,849,286	$3,160,806

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each fund)	271,476	829,837	719,970

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price** per share)	$4.90	$5.84	$4.39

*Investments at identified cost	$1,430,072	$4,321,600	$2,815,469

** Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

					Royce Technology
	Royce Value Fund		Royce Value Plus Fund		Value Fund

	Six months ended	Period ended	Six months ended	Period ended	Six months ended
	June 30, 2002	December 31,	June 30, 2002	December 31,	June 30, 2002
	(unaudited)	2001*	(unaudited)	2001*	(unaudited)

INVESTMENT OPERATIONS:
Net investment income (loss)	$(9,800)	$(7,006)	$(28,949)	$(10,732)	$(25,609)
Net realized gain on investments	45,799	68,153	272,928	130,889	510
Net change in unrealized appreciation
(depreciation) on investments	(305,285)	196,572	(448,869)	265,223	(386,241)

Net increase in net assets from
investment operations	(269,286)	257,719	(204,890)	385,380	(411,340)

DISTRIBUTIONS:
Net investment income	–	–	–	–	–
Net realized gain on investments	–	(17,282)	–	(36,428)	–

Total distributions	–	(17,282)	–	(36,428)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	260,318	1,233,006	2,941,613	1,831,232	3,613,371
Distributions reinvested	–	17,282	–	36,428	–
Value of shares redeemed	(152,507)	–	(104,049)	–	(41,225)

Net increase in net assets
from capital share transactions	107,811	1,250,288	2,837,564	1,867,660	3,572,146

NET INCREASE (DECREASE) IN NET ASSETS	(161,475)	1,490,725	2,632,674	2,216,612	3,160,806
NET ASSETS:
Beginning of period	1,490,725	–	2,216,612	–	–

End of period	$1,329,250	$1,490,725	$4,849,286	$2,216,612	$3,160,806

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(9,800)	$–	$(28,949)	$–	$(25,609)

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	45,836	250,306	476,877	364,774	728,732
Shares issued for reinvestment
of distributions	–	2,934	–	6,324	–
Shares redeemed	(27,600)	–	(18,138)	–	(8,762)

Net increase in shares outstanding	18,236	253,240	458,739	371,098	719,970

* From June 14, 2001 (commencement of operations) to December 31, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 15

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

	Royce	Royce Value	Royce Technology
	Value Fund	Plus Fund	Value Fund

INVESTMENT INCOME:
Income:
Dividends	$1,262	$1,226	$–
Interest	50	1,777	4,984

Total income	1,312	3,003	4,984

Expenses:
Investment advisory fees	7,462	21,444	23,048
Distribution fees	1,865	5,361	3,841
Shareholder servicing	5,018	5,058	6,680
Custody	3,045	5,972	5,773
Professional fees	1,232	1,250	1,273
Registration	1,143	2,231	1,187
Shareholder reports	775	2,201	305
Administrative and office facilities	177	430	321
Trustees’ fees	51	132	95
Other expenses	791	821	754

Total expenses	21,559	44,900	43,277
Fees waived by investment adviser and/or distributor	(9,327)	(12,948)	(12,684)
Expenses reimbursed by investment adviser	(1,120)	–	–

Net expenses	11,112	31,952	30,593

Net investment income (loss)	(9,800)	(28,949)	(25,609)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	45,799	272,928	510
Net change in unrealized appreciation (depreciation) on investments	(305,285)	(448,869)	(386,241)

Net realized and unrealized gain (loss) on investments	(259,486)	(175,941)	(385,731)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(269,286)	$(204,890)	$(411,340)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

					Net Realized		Distributions							Ratio of Net
		Net Asset	Net		and	Distributions	from Net	Net Asset				Ratio of		Investment
		Value,	Investment		Unrealized	from Net	Realized	Value,			Net Assets,	Expenses		Income (Loss)		Portfolio
		Beginning	Income		Gain (Loss)	Investment	Gain on	End	Total		End of Period	to Average		to Average		Turnover
		of Period	(Loss)		on Investments	Income	Investments	of Period	Return		(in thousands)	Net Assets		Net Assets		Rate

ROYCE VALUE FUND (a)
*	2002	$5.89	$(0.04	)(d)	$(0.95)	–	–	$4.90	(16.8	)%**	$1,329	1.49	%***	(1.31	)%***	32%
	2001	5.00	(0.03)		0.99	–	(0.07)	5.89	19.2	%**	1,491	1.49	%***	(1.39	)%***	74%
ROYCE VALUE PLUS FUND (b)
*	2002	$5.97	$(0.04	)(d)	$(0.09)	–	–	$5.84	(2.2	)%**	$4,849	1.49	%***	(1.35	)%***	53%
	2001	5.00	(0.03)		1.10	–	(0.10)	5.97	21.5	%**	2,217	1.49	%***	(1.46	)%***	62%
ROYCE TECHNOLOGY VALUE FUND (c)
*	2002	$5.00	$(0.11	)(d)	$(0.50)	–	–	$4.39	(12.2	)%**	$3,161	1.99	%***	(1.67	)%***	17%

(a)  Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2002 and December 31, 2001, the expense ratios before the waivers and reimbursements would have been 2.89% and 4.18%. The Fund commenced operations on June 14, 2001.

(b)  Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2002 and December 31, 2001, the expense ratios before the waivers and reimbursements would have been 2.09% and 3.71%. The Fund commenced operations on June 14, 2001.

(c)  Expense ratio is shown after fee waiver by the investment adviser. For the period ended June 30, 2002, the expense ratio before the waiver would have been 2.82%. The Fund commenced operations on December 31, 2001.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*	Six months ended June 30, 2002 (unaudited).
**	Not annualized.
***	Annualized.

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund (the “Fund” or “Funds”), are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Royce Value Fund and Royce Value Plus Fund commenced operations on June 14, 2001 and Royce Technology Value Fund commenced operations on December 31, 2001.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.00% of the average net assets of Royce Value Fund and Royce Value Plus Fund and 1.50% of the average net assets of Royce Technology Value Fund. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.49% for Royce Value Fund and Royce Value Plus Fund and 1.99% for Royce Technology Value Fund through December 31, 2002. For the period ended June 30, 2002, Royce Value Plus Fund recorded advisory fees of $13,857 (net of waivers of $7,587) and Royce Technology Value Fund recorded advisory fees of $14,205 (net of waivers of $8,843). Royce waived advisory fees of $7,462 for Royce Value Fund.

Distributor:
     Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. The distribution agreement provides for maximum fees at the annual rate of 0.25% of the average net assets of Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund. For the period ended June 30, 2002, RFS voluntarily waived the distribution fees of $1,865, $5,361 and $3,841 for Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund, respectively.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

For the period ended June 30, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:
	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund

Purchases	$794,869	$4,133,884	$3,124,476
Sales	$442,338	$1,803,072	$ 309,517

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

     The Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts.

OWNERSHIP OF CAPITAL SHARES:
     At June 30, 2002, trustees and officers of the Trust collectively owned: 189,012 shares of Royce Value Fund (70% of shares outstanding) valued at $926,159; 127,191 shares of Royce Value Plus Fund (15% of shares outstanding) valued at $742,795; and 250,200 shares of Royce Technology Value Fund (35% of shares outstanding) valued at $1,098,378.

TAX BASIS OF INVESTMENTS:
At June 30, 2002, net unrealized depreciation based on identified cost for tax purposes was as follows:
			Gross Unrealized
		Net Unrealized
	Tax Basis Cost	Appreciation/Depreciation	Appreciation	Depreciation

Royce Value Fund	$1,430,734	$(109,375)	$126,636	$236,011
Royce Value Plus Fund	5,018,994	(187,040)	449,560	636,600
Royce Technology Value Fund	3,563,833	(386,605)	324,334	710,939

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 17

POSTSCRIPT

STUPID CEO TRICKS

Fans of David Letterman’s shows are familiar with his famous bits, “Stupid Pet Tricks” and the more recently developed “Stupid Human Tricks” in which pets and people show off a clever, tough-to-execute, though typically useless, trick for the amusement of Dave and the audience. The recent wave of accounting scandals, and their related instances of boorish and/or illegal executive behavior, led us to think that maybe Letterman would soon be extending an invitation to a certain CEO so he could relate how a chief executive recommends holding on to the company’s stock as he frantically sells his own. Or perhaps another former CEO could do a remote spot detailing how the construction of his $20 million home was progressing as the business he managed was falling apart.

Yet as unseemly and disappointing as these and other recent stories have been, the corporate world is no stranger to executive behavior that ranges from the eccentric to the downright bizarre and destructive. Throughout history, there have been countless instances of bad business behavior on the part of people who clearly should have known better. Their stories provide plenty of worthy contestants for a segment of “Stupid CEO Tricks.”

Sometimes the story has been a case of greed run amok, such as the tulip-mania that bloomed in seventeenth-century Holland. Other times, it has been outright deception, such as the con men selling shares of nonexistent companies who bilked hundreds of people out of thousands of pounds in the South Sea Bubble in eighteenth-century England. The nineteenth century had the railroad bubble, which combined greed and deception and left many investors penniless. Between the end of the nineteenth century and the beginning of the twentieth, there were the robber barons, whose name leaves little doubt as to the ethical nature of their business practices. One cause of the Great Depression was ignorant investors eagerly believing the pie-in-the-sky sales pitches of unscrupulous brokers who encouraged reckless margin trading on new and unproven companies. Of the $50 billion in new securities issued in the 1920s, roughly half became worthless. One result of these calamities was the creation of the Securities and Exchange Commission in 1934.

More recently, the rogue’s gallery became populated with figures such as Bernie Cornfield, who was accused of soaking foreign and American expatriate investors (conveniently outside the bounds of SEC regulations) with wildly high mutual fund fees in the 1960s. Cornfield’s Investors Overseas Services was then bought by the arguably even more suspect Robert Vesco, who fled the U.S. amidst numerous charges of securities fraud and government bribery. The ‘80s brought us the insider trading scams of Ivan Boesky and the related junk bond shenanigans of Michael Milken, whose antics were soon eclipsed by a bevy of corporate executives and politicians mired in the savings and loan debacle of the late ‘80s and early ‘90s. And lest we forget, there was the scandal over derivatives, in which stockbrokers recommended highly speculative and volatile instruments to often novice investors by claiming that they were as safe and secure as Treasury bills.

In our own experience, we have seen an apparently profitable company collapse into bankruptcy once the auditors discovered that the company was keeping two sets of books, one for the public and another genuine set for itself. We have listened in confusion and alarm as the CEO of a company with a struggling stock price concluded a perfunctory recitation of middling results with the claim that the company’s $20 stock would be trading at $30 within 90 days. Why? He must have forgotten to tell us. As did the chief executive whose reputation as a superb manager suffered almost as much as his company’s stock price did when the firm began buying bad debt the way a dryer collects lint.

The point of these stories is not to suggest that upper-level managers are inherently more stupid or greedy than anyone else, but to help bear in mind that these people can pop up in any corporate setting. This is part of the risk in money management. Some failures are more damaging and costly than others, of course, as the shareholders of companies such as WorldCom can sadly attest. This is why, when looking at companies, we work so hard to have a sense that what management says is consistent with what it does. It also explains why we try to focus on a company’s financial history and the liquidity of its balance sheet and why we routinely re-evaluate our holdings — the last thing we want is to be contestants on “Stupid Investment Manager Tricks.”

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002